SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 15, 1999
                Date of report (Date of earliest event reported)


                                  NUCLEUS, INC.
             (Exact Name of Registrant as Specified in its Charter)


              0-14039                              11-2714721
      (Commission File Number)         (I.R.S. Employer Identification No.)


            150 NORTH MICHIGAN AVENUE                       60601
                CHICAGO, ILLINOIS                         (Zip Code)
    (Address of Principal Executive Offices)


                                  312/683-9000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

          As previously reported on Form 8-K dated June 15, 1999 and filed with the Securities and Exchange Commission (the "Commission") on August 16, 1999, Nucleus, Inc. ("Nucleus" or the "Company") acquired Young Data Systems, Inc. ("YDS") pursuant to an Agreement and Plan of Merger dated as of June 15, 1999 (the "Agreement"). This Form 8-K/A is being filed in accordance with the Commission's rules to include the required historical and pro forma financial information relating to the transaction which was not available at the time of the initial filing on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Nucleus files herewith the following financial statements of YDS:

                    Report to Independent Auditor
                    Balance Sheets as of December 31, 1997 and 1998 and March
                         31, 1999 (unaudited)
                    Statements of Income and Retained Earnings for the years
                         ended December 31, 1997 and 1998 and the three-month periods ending March 31, 1998 (unaudited) and 1999 (unaudited)
                    Statements of Cash Flows for the years ended December 31,
                         1997 and 1998 and the three-month periods ending March 31, 1998 (unaudited) and 1999 (unaudited)
                    Notes to Financial Statements

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
YOUNG DATA SYSTEMS, INC.

We have audited the accompanying balance sheets of YOUNG DATA SYSTEMS, INC. as of December 31, 1998 and 1997 and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YOUNG DATA SYSTEMS, INC. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                O'NEILL & GASPARDO

                            YOUNG DATA SYSTEMS, INC.
                                 BALANCE SHEETS

--------------------------------------------------------------------------------

                                                           DECEMBER 31,
                                                       --------------------    MARCH 31,
                                                         1998        1997        1999
                                                       --------    --------   -----------
                                                                              (Unaudited)

ASSETS
Current assets:
 Cash and cash equivalents .........................   $     --    $     --    $  1,415
 Accounts receivable ...............................      7,275      21,333      11,464
 Inventory .........................................     15,375      30,405      29,965
 Prepaid taxes .....................................      2,326       2,326          --
 Shareholder loan ..................................         --       8,655          --
                                                       --------    --------    --------
    Total current assets ...........................     24,976      62,719      42,844
 Fixed assets:
 Equipment and furniture ...........................     21,161      21,161      21,161
 Less: Accumulated depreciation ....................    (15,336)    (10,987)    (16,423)
                                                       --------    --------    --------
    Total fixed assets .............................      5,825      10,174       5,825
                                                       --------    --------    --------
 Total assets ......................................   $ 30,801    $ 72,893    $ 47,582
                                                       ========    ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable ..................................   $ 45,379    $ 48,939    $ 56,330
 Shareholder plan ..................................     10,386          --      12,971
                                                       --------    --------    --------
    Total current liabilities ......................     55,765      48,939      69,301
Shareholders' equity:
 Common stock - 100 shares authorized,
    issued and outstanding at no par value .........      1,000       1,000       1,000
 Retained earnings .................................    (25,964)     22,954     (22,719)
                                                       --------    --------    --------
    Total shareholders' equity .....................    (24,964)     23,954     (20,632)
                                                       --------    --------    --------
 Total liabilities and shareholders' equity ........   $ 30,801    $ 72,893    $ 47,582
                                                       ========    ========    ========



         The accompanying notes are an integral part of this statement.

                            YOUNG DATA SYSTEMS, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS

--------------------------------------------------------------------------------

                                                                       YEAR ENDED                THREE MONTHS
                                                                       DECEMBER 31,             ENDED MARCH 31,
                                                                -----------------------      --------------------
                                                                  1998          1997           1999        1998
                                                                --------     ----------      --------    --------
                                                                                                  (Unaudited)
Revenue...................................................      $522,725     $1,036,123      $156,016    $122,296
Cost of revenue...........................................       439,479        765,020       124,080      91,753
Selling, general & administration expenses................       132,545        285,794        28,697      38,046
                                                                --------     ----------      --------    --------
Income (loss) from operations.............................       (49,299)       (14,691)        3,239      (7,503)
Other income (Expense):
 Interest and finance charge income.......................           381          1,936             6         227
                                                                --------     ----------      --------    --------
Net income (loss).........................................       (48,918)       (12,755)        3,245      (7,276)
Retained earnings/(deficit), beginning....................        22,954         35,709       (25,964)     22,954
                                                                --------     ----------      --------    --------
Retained earnings/(deficit), end..........................      $(25,964)    $   22,954      $(22,719)   $ 15,678
                                                                ========     ==========      ========    ========



         The accompanying notes are an integral part of this statement.

                            YOUNG DATA SYSTEMS, INC.
                            STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------

                                                                 YEAR ENDED            THREE MONTHS
                                                                DECEMBER 31,          ENDED MARCH 31,
                                                           --------------------    --------------------
                                                             1998        1997        1999        1998
                                                           --------    --------    --------    --------
                                                                                        (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss) .....................................   $(48,918)   $(12,755)   $  3,245    $ (7,276)
 Adjustment to reconcile net income to net cash provided
    by operating activities:
    Depreciation .......................................      4,349       2,706       1,087         677
    Accounts receivable ................................     14,058      (6,782)     (4,189)     (2,212)
    Inventory ..........................................     15,030      22,158     (14,590)     (4,094)
    Prepaid taxes ......................................         --      (2,326)      2,326       2,326
    Accounts payable ...................................     (3,560)     18,726      10,950       2,754
                                                           --------    --------    --------    --------
       Net cash provided (used) by operating activities     (19,041)     21,727      (1,171)     (7,825)

CASH FLOWS FROM INVESTING ACTIVITIES
 Additions to fixed assets .............................         --     (12,880)         --          --

CASH FLOWS FROM FINANCING ACTIVITIES
 Repayment of shareholder loan .........................      8,655      (2,293)         --          --
 Loan to shareholder ...................................         --      (8,655)         --          --
 Proceeds from shareholder loan ........................     10,386          --       2,586       8,655
                                                           --------    --------    --------    --------
    Net cash provided (used) by financing activities ...     19,041     (10,948)      2,586       8,655
 Net increase (decrease) in cash .......................         --      (2,101)      1,415         830
 Cash - beginning ......................................         --       2,101          --          --
                                                           --------    --------    --------    --------
 Cash - ending .........................................   $     --    $     --    $  1,415    $    830
                                                           ========    ========    ========    ========



    The accompanying notes are an integral part of the financial statements.

                            YOUNG DATA SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


NOTE 1.   NATURE OF THE BUSINESS
--------------------------------

     Young Data Systems, Inc. ("Company") sells microcomputer products and services to small businesses in the Chicagoland area. The Company was incorporated in 1994 and is located in Orland Park, IL.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------

     Cash and cash equivalents
     -------------------------

     The Company considers all highly liquid investments with a maturity of three months or less at date of acquisition to be cash equivalents.

     Accounts Receivable
     -------------------

     The Company charges directly to operations all accounts receivable which are doubtful of collection. Management estimates the amount of uncollectible accounts to be immaterial.

     Fixed Assets
     ------------

     Equipment is recorded at cost and depreciation is provided using the double declining method.

     Revenue Recognition
     -------------------

     Revenue is recognized upon delivery or acceptance of product by customers or as services are performed.

     Advertising
     -----------

     The Company expenses advertising costs as incurred.

     Inventory
     ---------

     Inventory is stated at the lower of cost or market determined by the average cost or market.

     Use of Estimates
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Deferred Taxes
     --------------

     The Company has available unused operating loss carryforwards of $51,178 and $2,055 at December 31, 1998 and 1997, respectively that may be applied against future taxable income and that expire in various years from 2012 to 2018. Utilization of the estimated deferred tax assets of $11,259 and $452 at December 31, 1998 and 1997, respectively is dependent on future taxable profits. Management has elected not to record a deferred tax asset.

NOTE 3.   SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
----------------------------------------------------------


                                                1998     1997
                                                ----     ----
               Supplemental Disclosure:
                Interest Paid .........        $4,016   $2,544
                                               ======   ======
                Income Taxes Paid .....        $    0   $1,000
                                               ======   ======

NOTE 4.   RELATED PARTY
-----------------------

     At December 31, 1997 the Company's sole shareholder owed $8,655 to the Company. This amount was received in 1998.

     At December 31, 1998 the Company owed $10,386 to its sole shareholder.

NOTE 5.   YEAR 2000 ISSUE
-------------------------

     The year 2000 issue is the result of shortcomings in many electronic data processing systems and other electronic equipment that may adversely affect the operations as early as 1999.

     The Company inventoried its computer systems and electronic equipment that may be affected by the year 2000 issue and is in the process of upgrading any deficient equipment. The Company has made major progress in its remediation plan. It is unknown as of August 10, 1999, what effects, if any, failing to remediate any such systems will have upon operations and financial reporting. Also, potential customer liabilities related to equipment or services sold by the Company are unknown and cannot be estimated at this time.

     Because of the unprecedented nature of the year 2000 issue, its effects and the success of related remediation efforts will not be fully determinable until the year 2000 and thereafter. Management cannot assure that the Company is or will be year 2000 ready, that its remediation efforts will be successful in whole or in part, or that parties with whom the Company does business will be year 2000 ready.

NOTE 6.   SUBSEQUENT EVENT
--------------------------

     On June 15, 1999, the Company's shareholder entered into a purchase agreement with Nucleus, Inc. whereby all of the outstanding shares of the Company's common stock were acquired by Nucleus, Inc.

     (b) PRO FORMA FINANCIAL INFORMATION.

     The following unaudited pro forma combined financial statements of Nucleus give effect to the acquisition of Comp-Pro Computing, Inc. ("Comp-Pro"), Telos Data Systems, Inc. ("Telos") and YDS.

     The unaudited pro forma condensed combined statements of operations for the years ended December 31, 1998 and the six months ended June 30, 1999 have been prepared to illustrate the effect of the merger and the acquisitions described above. The acquisitions (accounted for as purchases) are treated as if they had occurred as of January 1, 1998, for the pro forma statement of operations for the year ended December 31, 1998 and January 1, 1999 for the six months ended June 30, 1999. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1998 was prepared from the historical statements of operations of Nucleus, Comp-Pro, Telos and YDS for the year then ended. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 1999, was prepared from the unaudited historical statements of operations of Nucleus, Comp-Pro, Telos and YDS, respectively.

     The pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial positions or combined results of operations of Nucleus that would have been reported had the acquisitions described above occurred on the dates indicated, nor do they represent a forecast of the combined financial position of Nucleus at any future date or the combined results of operations of Nucleus for any future period. Furthermore, no effect has been given in the pro forma combined statements of operations for synergies or cost savings, if any, that may be realized. The unaudited pro forma condensed combined financial statements reflect the acquisitions, using the purchase method of accounting.

     The following unaudited pro forma condensed combined financial statements and accompanying notes are qualified in their entirety by reference to, and should be read in conjunction with Nucleus' Management's Discussion and Analysis of Financial Condition and Results of Operations included in its Annual Report on Form 10-KSB for the year ended December 31, 1998, as amended, and its Quarterly Report on Form 10-QSB for the period ended June 30, 1999, and the audited financial statements of YDS, which are also included within this Form 8-K/A.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999


                                                               HISTORICAL
                                       --------------------------------------------------------      PRO FORMA
                                        NUCLEUS(1)    COMP-PRO(2)      TELOS(2)        YDS(2)       ADJUSTMENTS       PRO FORMA
                                       -----------    -----------    ----------     -----------    ------------       ---------

Revenue ............................   $ 1,297,628    $   185,684    $   253,288    $   258,585    $        --       $ 1,995,185
Cost of revenue ....................       987,467        158,931        162,912        200,878             --         1,510,188
Selling, general, and administrative
 expenses ..........................     1,220,905         31,495        100,735         65,335             --         1,418,470
Amortization expenses ..............        13,503             --             --             --         54,234(4)         67,737
                                       -----------    -----------    -----------    -----------    -----------       -----------

Income (loss) from operations ......      (924,247)        (4,742)       (10,359)        (7,628)       (54,234)       (1,001,210)

Other income (expense) .............         8,680             13         (5,710)        (2,434)            --               549
                                       -----------    -----------    -----------    -----------    -----------       -----------

Income (loss) before taxes .........      (915,567)        (4,729)       (16,069)       (10,062)       (54,234)       (1,000,661)

Income tax expense (benefit) .......            --             --             --             --             --                --
                                       -----------    -----------    -----------    -----------    -----------       -----------

Net income (loss) ..................   $  (915,567)   $    (4,729)   $   (16,069)   $   (10,062)   $   (54,234)      $(1,000,661)
                                       ===========    ===========    ===========    ===========    ===========       ===========
 Diluted loss per share ............   $    (0.14)                                                                   $     (0.14)
                                       ===========                                                                   ===========
 Diluted weighted average shares
  outstanding .....................      6,560,380                                                     386,164(3)      6,946,544
                                       ===========                                                 ===========       ===========

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                             HISTORICAL
                                       -----------------------------------------------------       PRO FORMA
                                        NUCLEUS(1)    COMP-PRO         TELOS          YDS         ADJUSTMENTS       PRO FORMA
                                       -----------    --------       ----------     --------      -----------       ---------

Revenue ............................   $3,574,572     $481,176       $1,300,648     $522,725      $      --         $5,879,121
Cost of revenue ....................    2,517,157      423,252          952,288      439,479             --          4,332,176
Selling, general, and administrative
 expenses ..........................    1,602,992       81,188          287,742      132,545             --          2,104,467
Amortization expense ...............           --           --               --           --        142,140(4)        142,140
                                       ----------     --------       ----------     --------      ---------         ----------

Income (loss) from operations ......     (545,577)     (23,264)          60,618      (49,299)      (142,140)         (699,662)

Other income (expense) .............       21,106           --             (203)         381             --             21,284
                                       ----------     --------       ----------     --------      ---------         ----------
Income (loss) before taxes .........     (524,471)     (23,264)          60,415      (48,918)      (142,140)          (678,378)

Income tax expense (benefit) .......      (25,820)          --           12,761           --             --            (13,059)
                                       -----------    --------       ----------     --------      ---------         ----------
Income (loss) before extraordinary
  item ..............................  $ (498,651)    $(23,264)      $   47,654     $(48,918)     $(142,140)        $ (665,319)
                                       ===========    ========       ==========     ========      =========         ==========

 Diluted income per share before
    extraordinary item .............   $    (0.08)                                                                  $    (0.10)
                                       ===========                                                                  ==========
 Diluted weighted average shares
    outstanding ....................    6,413,165                                                   425,000(3)       6,838,165
                                       ===========                                                =========         ==========

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

1. On April 15, 1999, Nucleus Holdings Corporation ("Holdings") was merged with and into Nucleus, with Nucleus becoming the surviving corporation. The merger was approved by the board of directors of both Holdings and Nucleus, and required the holder of Nucleus common stock receive 5,307.109 shares of Holdings common stock for each of its 1,000 outstanding shares. This transaction was accounted for as a pooling of interests.

2. The historical results of operations of Comp-Pro for the six months ended June 30, 1999, reflect the operations of Comp-Pro from January 1, 1999 to April 30, 1999 (date of acquisition). The historical results of operations of Telos for the six months ended June 30, 1999, reflect the operations of Telos from January 1, 1999 to May 20, 1999 (date of acquisition). The historical results of operations of YDS for the six months ended June 30, 1999, reflect the operations of YDS from January 1, 1999 to June 15, 1999 (date of acquisition).

3. Represents the issuance of 300,000 and 125,000 shares to consummate the acquisitions of Telos and YDS, respectively, and 5,307,109 shares to consummate the merger. For diluted income/(loss) per share purposes, these shares have been weighted for the period such shares were actually outstanding.

4. Nucleus has accounted for the Telos, Comp-Pro and YDS acquisitions as purchases. The purchase prices have been allocated to the acquired assets and assumed liabilities based upon their estimated relative fair values as follows:

               Total purchase price, including expenses......  $2,020,125
               Current assets................................     196,992
               Other assets..................................      55,960
               Liabilities assumed...........................     264,934
                                                               -----------
               Excess purchase price over net assets
                    acquired.................................  $2,032,107
                                                               ==========

         Pro forma adjustments above have been reflected to record the purchase price as described above. Included is a covenant not to compete of $25,000 which is being amortized over its three year life. Goodwill is being amortized over a 15-year period.

          (c) EXHIBITS.

              None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        NUCLEUS, INC.
                                        (Registrant)


Date: August 26, 1999                   By: /s/ J. Theodore Hartley
                                            -----------------------------------
                                            J. Theodore Hartley,
                                            Executive Vice President and
                                            Chief Financial Officer